SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________


     Date of Report (date of earliest event reported):  SEPTEMBER 5, 2003



                       WAUSAU-MOSINEE PAPER CORPORATION

            (Exact name of registrant as specified in its charter)



         WISCONSIN                  1-13923                   39-0690900
      (State or other          (Commission File              (IRS Employer
      jurisdiction of               Number)                 Identification
      incorporation)                                            Number)


                            1244 KRONENWETTER DRIVE
                            MOSINEE, WI 54455-9099

         (Address of principal executive offices, including Zip Code)

                                (715) 693-4470
              Registrant's telephone number, including area code


                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On September 5, 2003, the Company announced the appointment of Pete
R. Chiericozzi as Senior Vice President, Towel & Tissue Group.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               99.1     Press release dated September 5, 2003


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WAUSAU-MOSINEE PAPER CORPORATION


Date:  September 5, 2003            By:    SCOTT P. DOESCHER
                                           Scott P. Doescher
                                           Senior Vice President-Finance



                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                       WAUSAU-MOSINEE PAPER CORPORATION
                            DATED SEPTEMBER 5, 2003
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))




99.1  PRESS RELEASE DATED SEPTEMBER 5, 2003